UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2024

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, 6th Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 397-7625

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 13, 2024, Integrated Wellness Acquisition Corp (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) indicating that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s securities from the NYSE due to the Company’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of the Company’s initial public offering. Trading in the Company’s securities was suspended immediately after market close on December 13, 2024. Following suspension of trading on NYSE, the Company’s units, Class A ordinary shares and warrants will be eligible to trade on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively.

The NYSE will apply to the Securities and Exchange Commission to delist the Company’s securities upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision.

As indicated in the letter, the Company has the right to request that NYSE’s delisting determination be reviewed by a Committee of the Board of Directors of the NYSE, which the Company may pursue.

The delisting process does not affect the Company’s business operations. The Company will remain a reporting entity under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ensuring continued disclosure of financial and operational information.

The Company intends to apply to list on the Nasdaq Stock Market (the “Nasdaq”) in connection with the closing of its initial business combination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2024, Suren Ajjarapu resigned as Chief Executive Officer of the Company, effective immediately. His resignation was not due to any disagreement with the Company. After his resignation, he will continue to serve as director of the Company.

On the same day, the board of directors of the Company appointed Matthew Malriat, the Company’s current Chief Financial Officer, to also serve as the Company’s Chief Executive Officer.

There are no family relationships between Mr. Malriat and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Malriat that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”). At the Meeting, the following proposals were considered and acted upon by the shareholders of the Company:

(a) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Extension Amendment Proposal”);

(b) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than December 15, 2025 (the “Liquidation Amendment Proposal”);

(c) a proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(d) a proposal to approve by ordinary resolution the adjournment of the Meeting i) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals; or ii) sine die in the event that the public shareholders have elected to redeem an amount of shares in connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal such that if such redemptions were consummated, the Company would not adhere to the continued listing requirements of the New York Stock Exchange, and the Board therefore determines that approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

For	Against	Abstain
5,571,821	357,530	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Liquidation Amendment Proposal

For	Against	Abstain
5,594,188	335,163	0

Accordingly, the Liquidation Amendment Proposal was approved.

3.	Auditor Ratification Proposal

For	Against	Abstain
5,594,188	335,163	0

Accordingly, the Auditor Ratification Proposal was approved.

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

In connection with the Meeting, shareholders holding 3,069,636 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $36.7 million (approximately $11.96 per share) will be removed from the Trust Account to pay such holders. Following redemptions, 1,185,481 Class A ordinary shares will remain outstanding.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on December 12, 2024. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 16, 2024, the Company issued a press release regarding the matters discussed in Item 3.01, a copy of which is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and include statements regarding the Company’s intentions, beliefs or current expectations concerning the Company’s performance, business and future events. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date hereof and the Company disclaims any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in the Company’s expectations or future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association of the Company, as amended
99.1	Press Release, dated December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Matthew Malriat
Name: Matthew Malriat
Title: Chief Executive Officer

Dated: December 17, 2024